Related party transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related party transactions
15.	Related party transactions

Settlement with Certain Management Stockholders

In the last two months of 2016, the Company entered into settlement agreements and terminated the employment of two management stockholders (“Founders”). The settlement agreements includes a payable cash amount of $ 5,800, as a result of an employee relationship benefit and non-competition and non-disclosure agreement, out of which 50% was payable on July 1, 2018 or upon the occurrence of a liquidity event, which may result from the consummation of an initial public offering, or a capital injection among other conditions. On September 20, 2017, the Company completed its initial public offering, and the settlement was fully paid in December 2017.

Balances and operations with Expedia

Starting in March 2015, as a result of the execution of the Expedia Outsourcing Agreement executed with Expedia, the Company recognized balances and operations with Expedia as a related party.

The balances between the Company and Expedia are: $ 8,653 and $ 5,253 as of December 31, 2018 and 2017, respectively, recorded in Related party receivable; $ 83,904 and $ 84,364 as of December 31, 2018 and 2017, respectively, recorded in Related party payables; and $125,000 as of December 31, 2018 and 2017, recorded in Related party liability.

The net related party transactions are $ 43,975, $ 37,000 and $ 27,008 for the years ended December 31, 2018, 2017 and 2016, respectively, recorded in Revenue.